Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. 1350 AS ADOPTED

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to their knowledge, the Annual Report on Form 10-K for the year ended December 31, 2009 of American Smooth Wave Ventures, Inc. (the “Company”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and the information contained in such periodic report fairly presents, in all material respects, the financial condition and results of operations of the Company as of, and for, the periods presented in such report.

Very truly yours,

/s/ Irwin J. Kirz
Irwin J. Kirz
Chief Executive Officer

/s/ Irwin J. Kirz
Irwin J. Kirz
Chief Financial Officer

Dated: April 2, 2010

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to American Smooth Wave Ventures, Inc. and will be furnished to the Securities and Exchange Commission or its staff upon request.